Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Xtrackers USD High Yield BB-B ex Financials ETF (BHYB)

The following information replaces the existing tables for Xtrackers USD High Yield BB-B ex Financials ETF in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Nancy Thai is provided as of May 31, 2024, and the information for Benjamin Spalding is as of the fiscal year end of the fund.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Benjamin Spalding	$0
Nancy Thai	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
Benjamin Spalding	9	$4,348,600,515	0	$0
Nancy Thai	7	$3,785,998,011	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Benjamin Spalding	0	$0	0	$0
Nancy Thai	0	$0	0	$0

June 18, 2024

SAISTKR24-17

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance Based Fee Accounts
Benjamin Spalding	5	$536,012,105	0	$0
Nancy Thai	5	$571,198,231	0	$0

Please Retain This Supplement for Future Reference

June 18, 2024

SAISTKR24-17